Rule 497(e)

File Nos. 333-189440 and 811-05961

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated July 15, 2020 to the Prospectus

and Statement of Additional Information ("SAI") dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Effective immediately, the following funds have been renamed and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name

ALPS/Red Rocks Listed Private Equity Portfolio	ALPS/Red Rocks Global Opportunity Portfolio

Federated High Income Bond Fund II	Federated Hermes High Income Bond Fund II

Putnam VT International Growth Fund	Putnam VT Emerging Markets Equity Fund

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling (877) 723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1,

2019.

Please read this Supplement carefully and retain it for future reference.